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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2006

                          MOLSON COORS BREWING COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    1-14829                84-0178360
        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

       1555 Notre Dame Street East            1225 17th Street, Suite 1875
    Montreal, Quebec, Canada, H2L 2R5            Denver, Colorado 80202

          (Address of principal executive offices, including Zip Code)

                            (303) 277-6661 (Colorado)
                             (514) 521-1786 (Quebec)

              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

        On January 16, 2006, Molson Coors Brewing Company (the "Company") issued a press release announcing the sale on January 13, 2006 of a controlling stake in the Company's Brazil operations and announcing fourth quarter business trends. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit 99.1 Molson Coors Press release dated January 16, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOLSON COORS BREWING COMPANY


                                                           /s/ Samuel D. Walker
                                                           ---------------------
Date: January 16, 2006                             Name:   Samuel D. Walker
                                                   Title:  Chief Legal Officer

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                                  EXHIBIT LIST

Exhibit 99.1 Molson Coors Brewing Company Press Release dated January 16, 2006.